UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02090
Van Kampen Bond Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)      (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 6/30
Date of reporting period: 12/31/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

December 31, 2009

MUTUAL FUNDS Van Kampen Bond Fund (VBF)

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Bond Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of December 31, 2009.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/2009 (Unaudited)

Bond Fund
Symbol: VBF
Average Annual	Based on	Based on
Total Returns	Market Price	NAV

10-year	8.45%	6.66%

5-year	7.18	5.55

1-year	21.75	21.09

6-month	13.39	10.84

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns, net asset value (NAV) and common share market price will fluctuate and fund shares, when sold, may be worth more or less than their original cost.

The NAV per share is determined by dividing the value of the fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the fund’s dividend reinvestment plan, and sale of all shares at the end of the period. Periods of less than one year are not annualized.

The Barclays Capital BBB Corporate Bond Index is generally representative of corporate bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended December 31, 2009

Market Conditions

Evidence of ongoing growth in many sectors of the economy and stronger-than-expected corporate earnings helped sustain the market’s rally throughout much of the six-month reporting period. Investors continued to pursue riskier assets, which led to spread tightening in most fixed income asset classes. Treasury securities, however, underperformed and yields generally rose, particularly on the long end of the yield curve, causing the slope of the curve to further steepen.

Within the corporate sector, both investment grade and high yield corporate credit spreads narrowed substantially, although more so in the high yield segment. As a result, while both segments posted strong returns for the reporting period, lower quality credits outpaced higher quality credits by a substantial margin. The financial sector—the hardest hit sector during the downturn in 2008—rebounded strongly, outperforming both industrials and utilities in recent months.

Performance Analysis

The Fund’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Fund underperformed the Barclays Capital BBB Corporate Bond Index (the “Index”). On a market price basis, the Fund outperformed the Index.

Total return for the six-month period ended December 31, 2009

		Barclays Capital BBB
Based on NAV	Based on Market Price	Corporate Bond Index

10.84%	13.39%	11.90%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The Fund’s performance relative to the Index was primarily attributable to the following factors:

•	Select overweights in the banking, food and beverage, insurance and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

•	The portfolio’s yield curve positioning was also advantageous to performance. During the year, we employed tactical strategies involving interest rates swaps that were designed to take advantage of short-term rate movements across the yield curve.

•	However, an overall underweight in corporate credit relative to the Index, and a small position in Treasury securities, which are not included in the Index, detracted from relative performance as corporate credits outperformed Treasuries for the overall period.

Market Outlook

Although the economic outlook certainly improved in 2009, the labor market remained extremely weak, with the unemployment rate at its highest level in many years. Additionally, while the government’s fiscal stimulus packages helped to stabilize the housing market and consumer spending, concerns remained about what will happen as these programs come to an end. As of this writing, market expectations are for the Federal Reserve to start tightening (i.e., raising interest rates) in the near future. However, we believe the economic recovery may not unfold as quickly as many expect and therefore, interest rates may remain low for a longer period than what the market is anticipating.

The outlook for investment grade corporate credit in 2010 remains quite positive in our view. Strong technicals and improving fundamentals are expected to continue to be supportive of corporate bond spreads. Furthermore, approximately $630 billion of new issuance is anticipated.

In closing, we remind shareholders that the Fund’s Board of Trustees has approved a procedure whereby the Fund may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the Fund’s shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocations as of 12/31/09 (Unaudited)

AAA/Aaa	4.6%
AA/Aa	13.0
A/A	33.3
BBB/Baa	45.4
BB/Ba	3.5
B/B	0.1
CCC/Caa	0.1

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)

Banking	22.7%
Wireline	7.7
Electric	6.3
Pipelines	4.9
Life Insurance	4.0
United States Government Agency Obligations	3.8
Noncaptive-Diversified Finance	3.5
Media-Cable	3.4
Metals	3.1
Food/Beverage	2.9
Property & Casualty Insurance	2.7
Noncaptive-Consumer Finance	2.6
Technology	2.2
Integrated Energy	2.0
Independent Energy	1.8
REITS	1.7
Media-Noncable	1.7
Diversified Manufacturing	1.7
Retailers	1.5
Tobacco	1.5
Chemicals	1.4
Building Materials	1.2
Paper	1.2
Oil Field Services	1.1
Health Care	1.1
Entertainment	1.0
Wireless	0.9
Collateralized Mortgage Obligation	0.8
Pharmaceuticals	0.7
Consumer Products	0.7
Environmental & Facilities Services	0.7
Health Insurance	0.6
Automotive	0.5
Home Construction	0.5
Restaurants	0.5
Railroads	0.4
Brokerage	0.4
Supermarkets	0.3
Packaging	0.2
(continued on next page)

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)
(continued from previous page)

Asset Backed Securities	0.2
Municipal Bonds	0.1

Total Long-Term Investments	96.2
Total Short-Term Investments	3.8

Total Investments	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of total long-term investments. Summary of Investments by Industry Classification is as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Derivatives Policy

The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security and commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Mortgage Derivatives. Mortgage derivatives derive their value from the value of underlying mortgages. Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways including “interest only (“IO”)” classes and “inverse IO” classes. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Commercial Mortgage-Backed Securities (“CMBS”) are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Asset-Backed Securities (“ABS”) are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting ABS generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an ABS because prepayments of principal may be made at any time. Investments in ABS present certain risks not ordinarily associated with investments in mortgage-backed securities because ABS do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Portfolio Management

Van Kampen Bond Fund is managed by members of the Adviser’s Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Virginia Keehan, a Vice President of the Adviser, Joseph Mehlman, an Executive Director of the Adviser, and Christian G. Roth, a Managing Director of the Adviser.

Ms. Keehan has been associated with the Adviser in an investment management capacity since February 2004 and began managing the Fund in December 2008. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in December 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in January 2009. All team members are responsible for the execution of the overall strategy of the Fund. The composition of the team may change from time to time.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Trust’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

The current investment adviser for the Fund is Van Kampen Asset Management (the “Adviser”) pursuant to the investment advisory agreement approved by the Board on May 20-21, 2009. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. On October 19, 2009, Morgan Stanley entered into a definitive agreement to sell substantially all of its retail asset management business, including Van Kampen Investments, to Invesco Ltd., a leading independent global investment management company (the “Transaction”). As a result of this Transaction, the asset management business of Van Kampen Investments will be combined with that of Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd.

The closing of the Transaction (currently expected to be in mid-2010) will constitute an “assignment” of the current investment advisory agreement for the Fund and, therefore, pursuant to the Investment Company Act of 1940 (the “1940 Act”), will result in the automatic termination of the Fund’s current investment advisory agreement. The 1940 Act requires that shareholders of the Fund approve any new investment advisory agreement for the Fund.

In connection with the Transaction, the Fund’s Board of Trustees has approved a new investment advisory arrangement between the Fund and Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers and (ii) that Invesco enter into a master subadvisory agreement with several of Invesco Ltd.’s wholly owned affiliates (collectively, the “New Advisory Agreements”).

The Fund’s Board of Trustees is seeking shareholder approval of the New Advisory Agreements at a special meeting of shareholders and a proxy statement is being sent to shareholders in advance of the special meeting. Closing of the Transaction and shareholder approval of the New Advisory Agreements are conditions precedent to the effectiveness of the New Advisory Agreements. As part of the Transaction, it is also expected that Invesco and its affiliates will provide the Fund with administrative and client servicing services that are currently provided by Van Kampen Investments and its affiliates.

At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the New Advisory Agreements. At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the

Fund’s shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Fund’s shareholders. The parties discussed aligning the Fund and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures).

In connection with the Board’s consideration of the New Advisory Agreements, the Trustees considered the factors discussed above as well as the following:

Nature, Extent and Quality of the Services to be Provided. The Board considered the roles and responsibilities of the investment adviser (and its affiliates) as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The Trustees discussed with Invesco the resources available in managing the Fund. The Trustees also discussed certain other services that are to be provided by Invesco or its affiliates to the Fund including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) support its decision to approve the New Advisory Agreements.

Projected Fees and Expenses of the Fund. The Board considered that the advisory fee rate for the Fund would remain the same under the New Advisory Agreements as they are under the current advisory agreement. The Board had previously determined that such fees were acceptable under the current advisory agreement. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the New Advisory Agreements.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the Trustees expect to review Invesco’s expenses in providing services to the Fund and other funds advised by Invesco and the profitability of Invesco. In connection with the Fund, the Trustees discussed with Invesco its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of Invesco’s projected expenses and profitability support its decision to approve the New Advisory Agreements.

Economies of Scale. The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of the advisory agreement, the Board will consider whether economies of scale exist and should be passed along to shareholders.

Other Benefits of the Relationship. The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Fund and other funds advised by Invesco. These benefits include, among other things, fees for administrative services (which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board), transfer agency services provided to other funds in the fund family, in certain cases research to be received by Invesco or its affiliates generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to sales of other funds in the fund family. The Trustees reviewed with Invesco each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the New Advisory Agreements.

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 90.8% Automotive 0.5%
$300	DaimlerChrysler NA Holding LLC	8.500%	01/18/31	$369,650
760	Harley-Davidson Funding Corp., Ser C (a)	6.800	06/15/18	759,089

				1,128,739

	Banking 22.6%
1,550	American Express Co.	8.125	05/20/19	1,839,966
485	American Express Credit Corp., Ser C	7.300	08/20/13	545,521
800	Bank of America Corp.	5.650	05/01/18	813,830
870	Bank of America Corp.	5.750	12/01/17	892,303
695	Bank of America Corp.	7.625	06/01/19	805,396
335	Barclays Bank PLC (United Kingdom) (a)	6.050	12/04/17	341,462
1,280	Barclays Bank PLC (United Kingdom)	6.750	05/22/19	1,430,274
945	BB&T Corp.	6.850	04/30/19	1,061,773
1,030	Bear Stearns Co., Inc.	5.550	01/22/17	1,031,789
315	Bear Stearns Co., Inc.	6.400	10/02/17	343,904
680	Bear Stearns Co., Inc.	7.250	02/01/18	781,757
645	Capital One Bank USA NA	8.800	07/15/19	763,451
600	Capital One Capital VI	8.875	05/15/40	643,500
1,095	Citigroup, Inc.	5.875	05/29/37	967,960
1,450	Citigroup, Inc.	6.125	05/15/18	1,460,204
175	Citigroup, Inc.	8.125	07/15/39	198,109
3,370	Citigroup, Inc.	8.500	05/22/19	3,897,995
650	Credit Agricole SA (France) (a) (b)	8.375	10/13/19	691,185
2,785	Credit Suisse New York (Switzerland)	5.300	08/13/19	2,865,489
475	Credit Suisse New York (Switzerland)	6.000	02/15/18	497,808
590	Discover Bank	8.700	11/18/19	633,155
4,000	Goldman Sachs Group, Inc.	6.150	04/01/18	4,288,948
1,320	Goldman Sachs Group, Inc.	6.750	10/01/37	1,361,117
1,080	HBOS PLC (United Kingdom) (a)	6.750	05/21/18	1,003,695
1,945	JPMorgan Chase & Co.	6.000	01/15/18	2,094,211
420	JPMorgan Chase & Co.	6.300	04/23/19	462,855
2,165	JPMorgan Chase Capital XXVII	7.000	11/01/39	2,190,281
995	Macquarie Group Ltd. (Australia) (a)	7.625	08/13/19	1,110,252
2,695	Merrill Lynch & Co., Inc.	6.875	04/25/18	2,908,320
765	Merrill Lynch & Co., Inc.	7.750	05/14/38	843,083
465	PNC Bank NA	6.000	12/07/17	472,775
485	PNC Funding Corp.	6.700	06/10/19	543,668
210	Rabobank Nederland NV (Netherlands) (a) (b)	11.000	06/30/19	256,754
665	Regions Financial Corp.	7.750	11/10/14	656,489
760	Royal Bank of Scotland Group PLC (United Kingdom)	6.400	10/21/19	758,924
1,075	Royal Bank of Scotland PLC (United Kingdom) (a)	4.875	08/25/14	1,090,834
985	UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	1,013,877
4,670	Wells Fargo & Co.	5.625	12/11/17	4,865,285
1,090	Westpac Banking Corp. (Australia)	4.200	02/27/15	1,109,229

				49,537,428

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Brokerage 0.4%
$925	TD Ameritrade Holding Corp.	5.600%	12/01/19	$920,590

	Building Materials 1.2%
720	CRH America, Inc.	6.000	09/30/16	753,051
315	CRH America, Inc.	8.125	07/15/18	367,978
455	Holcim US Finance Sarl & Cie SCS (Luxembourg) (a)	6.000	12/30/19	474,495
490	Lafarge SA (France)	6.500	07/15/16	520,187
425	Lafarge SA (France)	7.125	07/15/36	446,382

				2,562,093

	Chemicals 1.3%
965	Agrium, Inc. (Canada)	6.750	01/15/19	1,045,040
675	Mosaic Co. (a)	7.625	12/01/16	738,127
215	Potash Corp. of Saskatchewan, Inc. (Canada)	4.875	03/30/20	212,546
465	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	459,335
455	Potash Corp. of Saskatchewan, Inc. (Canada)	6.500	05/15/19	504,833

				2,959,881

	Consumer Products 0.7%
375	Fortune Brands, Inc.	6.375	06/15/14	401,997
615	Philips Electronics NV (Netherlands)	5.750	03/11/18	655,468
365	Whirlpool Corp.	8.600	05/01/14	413,652

				1,471,117

	Diversified Manufacturing 1.7%
115	Brascan Corp. (Canada)	7.125	06/15/12	120,790
685	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	625,080
670	Fisher Scientific International, Inc.	6.125	07/01/15	691,021
2,195	General Electric Co.	5.250	12/06/17	2,246,607

				3,683,498

	Electric 6.3%
1,055	AES Corp.	8.000	06/01/20	1,078,738
150	CMS Energy Corp.	6.300	02/01/12	153,420
480	Consumers Energy Co.	5.800	09/15/35	463,436
315	Dominion Resources, Inc., Ser B	7.000	06/15/38	364,118
525	DTE Energy Co.	7.625	05/15/14	586,635
650	Entergy Gulf States Louisiana LLC	5.590	10/01/24	651,244
2,160	Exelon Generation Co. LLC	6.250	10/01/39	2,208,166
815	FirstEnergy Solutions Corp.	6.050	08/15/21	823,880
785	FirstEnergy Solutions Corp.	6.800	08/15/39	795,383
255	Indianapolis Power & Light Co. (a)	6.300	07/01/13	275,043
215	NiSource Finance Corp.	6.125	03/01/22	219,887
635	NiSource Finance Corp.	6.800	01/15/19	680,251
240	NRG Energy, Inc.	8.500	06/15/19	247,200
350	Ohio Power Co.	5.375	10/01/21	351,694
1,215	Ohio Power Co.	6.000	06/01/16	1,289,817
1,230	PPL Energy Supply LLC	6.500	05/01/18	1,284,575
340	Progress Energy, Inc.	7.050	03/15/19	381,029

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Electric (Continued)
$410	Southwestern Public Service Co., Ser G	8.750%	12/01/18	$500,572
1,030	Virginia Electric & Power Co.	8.875	11/15/38	1,458,601

				13,813,689

	Entertainment 1.0%
675	Time Warner, Inc.	6.500	11/15/36	707,077
410	Time Warner, Inc.	7.700	05/01/32	482,861
195	Viacom, Inc.	5.625	09/15/19	203,981
675	Viacom, Inc.	6.875	04/30/36	732,188

				2,126,107

	Environmental & Facilities Services 0.7%
545	Republic Services, Inc. (a)	5.500	09/15/19	554,455
915	Waste Management, Inc.	6.125	11/30/39	912,393

				1,466,848

	Food/Beverage 2.9%
290	Anheuser-Busch Cos, Inc.	5.500	01/15/18	294,409
435	Anheuser-Busch InBev Worldwide, Inc. (a)	5.375	11/15/14	461,051
120	Anheuser-Busch InBev Worldwide, Inc. (a)	8.200	01/15/39	152,224
495	Bacardi Ltd. (Bermuda) (a)	8.200	04/01/19	586,053
480	Bunge Ltd. Finance Corp.	8.500	06/15/19	548,067
730	ConAgra Foods, Inc.	7.000	10/01/28	784,384
575	ConAgra Foods, Inc.	8.250	09/15/30	691,113
135	Constellation Brands, Inc.	7.250	09/01/16	137,700
635	Dr. Pepper Snapple Group, Inc.	6.820	05/01/18	713,503
835	Kraft Foods, Inc.	6.125	08/23/18	881,860
255	Kraft Foods, Inc.	6.875	02/01/38	268,444
850	Kraft Foods, Inc.	6.875	01/26/39	895,373

				6,414,181

	Health Care 1.1%
500	Boston Scientific Corp.	6.000	01/15/20	511,846
240	HCA, Inc. (a)	8.500	04/15/19	259,800
990	Medco Health Solutions, Inc.	7.125	03/15/18	1,114,653
200	Quest Diagnostics, Inc.	4.750	01/30/20	195,806
300	Tenet Healthcare Corp.	7.375	02/01/13	302,250

				2,384,355

	Health Insurance 0.6%
150	Aetna, Inc.	6.500	09/15/18	159,809
938	UnitedHealth Group, Inc.	6.000	02/15/18	970,455
200	WellPoint, Inc.	7.000	02/15/19	224,068

				1,354,332

	Home Construction 0.5%
1,055	Toll Brothers Finance Corp.	6.750	11/01/19	1,035,088

	Independent Energy 1.8%
180	EnCana Corp. (Canada)	5.900	12/01/17	193,891
945	EnCana Corp. (Canada)	6.500	02/01/38	1,032,460

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Independent Energy (Continued)
$265	Gaz Capital SA (Luxembourg) (a)	6.510%	03/07/22	$244,462
290	Newfield Exploration Co.	7.125	05/15/18	294,350
145	Pioneer Natural Resources Co.	6.650	03/15/17	143,733
320	Plains Exploration & Production Co.	7.625	06/01/18	328,800
1,005	Questar Market Resources, Inc.	6.800	04/01/18	1,048,964
555	XTO Energy, Inc.	6.500	12/15/18	635,296

				3,921,956

	Integrated Energy 2.0%
840	Cenovus Energy, Inc. (Canada) (a)	5.700	10/15/19	877,818
515	Chesapeake Energy Corp.	7.625	07/15/13	542,037
625	Hess Corp.	6.000	01/15/40	621,041
630	Marathon Oil Corp.	5.900	03/15/18	664,680
800	Nexen, Inc. (Canada)	7.500	07/30/39	920,110
660	Petro-Canada (Canada)	6.800	05/15/38	729,927

				4,355,613

	Life Insurance 3.9%
650	Aegon NV (Netherlands)	4.625	12/01/15	635,315
540	Aflac, Inc.	8.500	05/15/19	623,108
615	Lincoln National Corp.	8.750	07/01/19	703,865
75	MetLife, Inc.	5.700	06/15/35	74,315
70	MetLife, Inc.	6.750	06/01/16	78,492
50	MetLife, Inc.	6.817	08/15/18	55,780
530	MetLife, Inc.	7.717	02/15/19	623,872
785	MetLife, Inc.	10.750	08/01/39	969,062
830	Principal Financial Group, Inc.	8.875	05/15/19	958,989
775	Protective Life Corp.	7.375	10/15/19	778,013
820	Prudential Financial, Inc.	4.750	09/17/15	832,523
390	Prudential Financial, Inc.	6.625	12/01/37	401,057
645	Prudential Financial, Inc.	7.375	06/15/19	724,405
625	Reinsurance Group of America, Inc.	6.450	11/15/19	624,073
555	Xlliac Global Funding (a)	4.800	08/10/10	558,306

				8,641,175

	Media-Cable 3.4%
1,545	Comcast Corp.	5.700	05/15/18	1,626,883
580	Comcast Corp.	6.450	03/15/37	599,962
500	Comcast Corp.	6.500	01/15/15	560,783
805	COX Communications, Inc. (a)	8.375	03/01/39	1,005,501
250	CSC Holdings, Inc.	7.625	07/15/18	258,750
400	DirecTV Holdings LLC (a)	5.875	10/01/19	407,588
175	DirecTV Holdings LLC	6.375	06/15/15	182,656
565	DirecTV Holdings LLC	7.625	05/15/16	618,051
905	Time Warner Cable, Inc.	6.750	07/01/18	995,823
310	Time Warner Cable, Inc.	6.750	06/15/39	325,728

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Media-Cable (Continued)
$295	Time Warner Cable, Inc.	8.250%	04/01/19	$351,962
455	Time Warner Cable, Inc.	8.750	02/14/19	555,452

				7,489,139

	Media-Noncable 1.7%
425	CBS Corp.	8.875	05/15/19	509,280
210	Grupo Televisa SA (Mexico)	6.000	05/15/18	212,360
325	News America, Inc.	6.400	12/15/35	334,789
600	News America, Inc.	6.650	11/15/37	635,848
295	News America, Inc.	7.850	03/01/39	346,155
405	Omnicom Group, Inc.	6.250	07/15/19	437,724
1,080	WPP Finance (United Kingdom)	8.000	09/15/14	1,229,461

				3,705,617

	Metals 3.1%
335	Alcoa, Inc.	5.870	02/23/22	311,732
380	Alcoa, Inc.	6.750	07/15/18	388,251
1,950	ArcelorMittal (Luxembourg)	9.850	06/01/19	2,526,272
320	Freeport-McMoRan Cooper & Gold, Inc.	8.375	04/01/17	350,880
720	Newmont Mining Corp.	6.250	10/01/39	723,290
615	Rio Tinto Finance USA Ltd. (Australia)	9.000	05/01/19	779,636
385	Teck Resources Ltd. (Canada)	10.250	05/15/16	450,450
545	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	553,027
490	Vale Overseas Ltd. (Cayman Islands)	6.875	11/21/36	490,814
270	Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	273,165

				6,847,517

	Noncaptive-Consumer Finance 2.6%
1,100	American General Finance Corp.	4.625	09/01/10	1,066,249
710	Ameriprise Financial, Inc.	7.300	06/28/19	790,936
855	HSBC Finance Corp.	5.500	01/19/16	898,114
2,125	HSBC Finance Corp.	6.750	05/15/11	2,246,601
770	SLM Corp. (c)	0.442	07/26/10	753,689

				5,755,589

	Noncaptive-Diversified Finance 3.6%
705	Blackstone Holdings Finance Co. LLC (a)	6.625	08/15/19	691,240
4,710	General Electric Capital Corp.	5.625	05/01/18	4,834,513
320	General Electric Capital Corp.	5.875	01/14/38	297,257
1,810	General Electric Capital Corp.	6.000	08/07/19	1,882,239

				7,705,249

	Oil Field Services 1.1%
335	Petrobras International Finance Co. (Cayman Islands)	5.750	01/20/20	342,466
785	Transocean, Inc. (Cayman Islands)	6.000	03/15/18	838,909
650	Weatherford International, Inc.	6.350	06/15/17	680,890
450	Weatherford International Ltd. (Switzerland)	9.625	03/01/19	561,918

				2,424,183

	Packaging 0.2%
390	Sealed Air Corp. (a)	7.875	06/15/17	416,000

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Paper 1.2%
$105	Georgia-Pacific LLC (a)	8.250%	05/01/16	$111,825
715	International Paper Co.	7.500	08/15/21	802,728
375	International Paper Co.	9.375	05/15/19	461,694
1,075	MeadWestvaco Corp.	7.375	09/01/19	1,182,952

				2,559,199

	Pharmaceuticals 0.7%
690	Biogen Idec, Inc.	6.875	03/01/18	743,845
650	Watson Pharmaceuticals, Inc.	6.125	08/15/19	671,881
120	Wyeth	6.450	02/01/24	134,002

				1,549,728

	Pipelines 4.9%
375	CenterPoint Energy Resources Corp.	6.250	02/01/37	364,688
225	CenterPoint Energy Resources Corp.	7.875	04/01/13	253,617
276	Colorado Interstate Gas Co.	6.800	11/15/15	306,102
1,345	Energy Transfer Partners LP	9.000	04/15/19	1,605,836
250	Enterprise Products Operating LLC	5.250	01/31/20	247,784
295	Enterprise Products Operating LLC	6.500	01/31/19	318,777
720	Enterprise Products Operating, LP, Ser B	5.600	10/15/14	767,481
655	Florida Gas Transmission Co. LLC (a)	7.900	05/15/19	767,943
560	Kinder Morgan Energy Partners LP	5.850	09/15/12	603,035
170	Kinder Morgan Energy Partners LP	5.950	02/15/18	180,357
585	Kinder Morgan Finance Co. (Canada)	5.700	01/05/16	564,525
559	Kinder Morgan, Inc.	6.500	09/01/12	584,155
650	Midcontinent Express Pipeline LLC (a)	6.700	09/15/19	667,857
885	Plains All American Pipeline LP	6.700	05/15/36	905,396
600	Plains All American Pipeline LP	8.750	05/01/19	708,624
225	Spectra Energy Capital LLC	8.000	10/01/19	263,783
755	Texas Eastern Transmission LP	7.000	07/15/32	851,127
130	Transcontinental Gas Pipe Line Corp.	6.050	06/15/18	138,675
525	Transcontinental Gas Pipe Line Corp.	8.875	07/15/12	602,084

				10,701,846

	Property & Casualty Insurance 2.7%
795	AIG SunAmerica Global Financing VI (a)	6.300	05/10/11	791,027
690	Allstate Corp.	7.450	05/16/19	803,047
1,055	American Financial Group, Inc.	9.875	06/15/19	1,184,770
1,100	CNA Financial Corp.	7.350	11/15/19	1,103,195
370	Farmers Exchange Capital (a)	7.050	07/15/28	323,114
980	Farmers Insurance Exchange Surplus (a)	8.625	05/01/24	949,307
710	XL Capital Ltd. (Cayman Islands)	5.250	09/15/14	696,031

				5,850,491

	Railroads 0.4%
395	CSX Corp.	6.150	05/01/37	401,535
465	CSX Corp.	7.375	02/01/19	532,122

				933,657

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	REITS 1.7%
$655	AvalonBay Communities, Inc.	6.100%	03/15/20	$670,122
800	Boston Properties LP	5.875	10/15/19	803,984
525	Mack-Cali Realty Corp.	7.750	08/15/19	544,165
585	Simon Property Group LP	6.750	05/15/14	624,011
1,050	WEA Finance LLC (a)	6.750	09/02/19	1,129,445

				3,771,727

	Restaurants 0.5%
170	Yum! Brands, Inc.	6.250	03/15/18	185,737
780	Yum! Brands, Inc.	6.875	11/15/37	845,506

				1,031,243

	Retailers 1.5%
1,318	CVS Pass-Through Trust	6.036	12/10/28	1,250,587
204	CVS Pass-Through Trust (a)	8.353	07/10/31	224,602
800	Home Depot, Inc.	5.875	12/16/36	774,763
555	Kohl’s Corp.	6.875	12/15/37	631,542
400	Wal-Mart Stores, Inc.	5.250	09/01/35	394,698

				3,276,192

	Supermarkets 0.3%
574	Delhaize America, Inc.	9.000	04/15/31	736,866

	Technology 2.1%
560	Agilent Technologies, Inc.	5.500	09/14/15	587,709
465	Amphenol Corp.	4.750	11/15/14	465,663
445	CA, Inc.	5.375	12/01/19	448,350
515	Cisco Systems, Inc.	5.900	02/15/39	522,525
465	Corning, Inc.	6.625	05/15/19	507,627
190	Corning, Inc.	7.250	08/15/36	194,170
275	Fiserv, Inc.	6.800	11/20/17	303,915
715	KLA Instruments Corp.	6.900	05/01/18	753,473
215	Xerox Corp.	5.625	12/15/19	215,105
660	Xerox Corp.	6.350	05/15/18	689,580

				4,688,117

	Tobacco 1.5%
260	Altria Group, Inc.	9.250	08/06/19	317,372
340	Altria Group, Inc.	9.700	11/10/18	420,953
410	Altria Group, Inc.	10.200	02/06/39	548,509
350	BAT International Finance PLC (United Kingdom) (a)	9.500	11/15/18	445,166
680	Lorillard Tobacco Co.	8.125	06/23/19	748,835
595	Philip Morris International, Inc.	5.650	05/16/18	626,733
115	Philip Morris International, Inc.	6.375	05/16/38	124,730

				3,232,298

	Wireless 0.8%
580	Cellco Partnership/Verizon Wireless Capital LLC	5.550	02/01/14	630,037
275	Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	8.500	01/15/13	281,875

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wireless (Continued)
$250	SBA Telecommunications, Inc. (a)	8.250%	08/15/19	$266,250
670	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	712,700

				1,890,862

	Wireline 7.6%
3,150	AT&T Corp.	8.000	11/15/31	3,855,540
615	AT&T, Inc.	6.300	01/15/38	626,742
155	AT&T, Inc.	6.550	02/15/39	163,863
560	CenturyTel, Inc.	6.000	04/01/17	575,868
295	CenturyTel, Inc.	6.150	09/15/19	302,147
590	Citizens Communications Co.	7.125	03/15/19	560,500
360	Deutsche Telekom International Finance BV (Netherlands)	6.000	07/08/19	385,061
225	Deutsche Telekom International Finance BV (Netherlands)	6.750	08/20/18	252,324
440	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	567,407
365	Qwest Corp.	6.500	06/01/17	360,437
210	Qwest Corp.	6.875	09/15/33	185,850
1,030	SBC Communications, Inc.	6.150	09/15/34	1,021,361
1,850	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	2,038,811
90	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	100,513
1,670	Telefonica Europe BV (Netherlands)	8.250	09/15/30	2,084,928
1,065	Verizon Communications, Inc.	5.500	02/15/18	1,113,219
130	Verizon Communications, Inc.	6.350	04/01/19	143,674
490	Verizon Communications, Inc.	6.900	04/15/38	544,871
1,360	Verizon Communications, Inc.	8.950	03/01/39	1,845,927

				16,729,043

	Total Corporate Bonds 90.8%			199,071,253

	United States Treasury Obligations 3.7%
3,995	United States Treasury Bond (STRIPS)	*	11/15/19	2,653,459
5,050	United States Treasury Bond (STRIPS)	*	11/15/20	3,156,599
3,835	United States Treasury Bond (STRIPS)	*	05/15/21	2,327,952

	Total United States Treasury Obligations 3.7%			8,138,010

	Collateralized Mortgage Obligations 0.8%
400	Banc of America Commercial Mortgage, Inc. (b)	5.744	02/10/51	353,766
700	Bear Stearns Commercial Mortgage Securities (b)	5.471	01/12/45	663,849
760	LB–UBS Commercial Mortgage Trust	5.372	09/15/39	725,883

	Total Collateralized Mortgage Obligations 0.8%			1,743,498

	Asset Backed Securities 0.2%
419	America West Airlines, Inc.	7.100	04/02/21	331,060

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

Municipal Bonds 0.1% California 0.1%
$245	California St Taxable Var Purp 3	5.950%	04/01/16	$247,516

Total Long-Term Investments 95.6% (Cost $196,064,640)				209,531,337

Short-Term Investments 3.8% Repurchase Agreements 2.8%
Banc of America Securities ($2,320,722 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $2,320,725)				2,320,722
JPMorgan Chase & Co. ($3,760,802 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $3,760,802)				3,760,802
State Street Bank & Trust Co. ($78,476 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $78,476)				78,476

Total Repurchase Agreements 2.8%				6,160,000

United States Government Agency Obligations 1.0%
United States Treasury Bill ($2,160,000 par, yielding 0.154%, 05/06/10 maturity) (d)				2,158,861

Total Short-Term Investments 3.8% (Cost $8,318,861)				8,318,861

Total Investments 99.4% (Cost $204,383,501)				217,850,198

Other Assets in Excess of Liabilities 0.6%				1,388,561

Net Assets 100.0%				$219,238,759

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Variable Rate Coupon

(c)	Floating Rate Coupon

(d)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

STRIPS—Separate Trading of Registered Interest and Principal of Securities

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Futures contracts outstanding as of December 31, 2009:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 5-Year Futures, March 2010 (Current Notional Value of $114,383 per contract)	90	$(196,400)

Short Contracts:
U.S. Treasury Bond 30-Year Futures, March 2010 (Current Notional Value of $115,375 per contract)	80	386,910
U.S. Treasury Notes 2-Year Futures, March 2010 (Current Notional Value of $216,266 per contract)	1	1,185
U.S. Treasury Notes 10-Year Futures, March 2010 (Current Notional Value of $115,453 per contract)	229	604,774

Total Short Contracts:	310	992,869

Total Futures Contracts	400	$796,469

Swap Contracts outstanding as of December 31, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Bank of America, N.A.	Carnival Corp.	Buy	1.570%	03/20/18	$855	$0	$(41,251)	BBB
Bank of America, N.A.	CenturyTel, Inc.	Buy	0.880	09/20/17	530	0	6,509	BBB
Bank of America, N.A.	Toll Brothers, Inc.	Buy	2.900	03/20/13	1,065	0	(58,460)	BBB
Barclays Bank PLC	Whirlpool Corporation	Buy	1.000	06/20/14	365	19,681	447	BBB
Goldman Sachs International	Sealed Air Corp.	Buy	1.080	03/20/18	370	0	2,303	BB

Total Credit Default Swaps					$3,185	$19,681	$(90,452)

Interest Rate Swaps

		Pay/
	Floating	Receive			Notional
	Rate	Floating	Fixed	Expiration	Amount
Counterparty	Index	Rate	Rate	Date	(000)	Value

JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	**	11/15/21	$2,667	$(282,004)
Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/19	2,446	(180,003)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/20	2,915	(229,710)

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

		Pay/
	Floating	Receive			Notional
	Rate	Floating	Fixed	Expiration	Amount
Counterparty	Index	Rate	Rate	Date	(000)	Value

JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	05/15/21	$2,156	$(169,764)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/21	2,225	(131,022)

						(710,499)

Total Interest Rate Swaps						$(992,503)

Total Swap Contracts						$(1,082,955)

*	Credit Rating as issued by Standard and Poor’s

**	Zero coupon swap. The Fund and/or counterparty will make a net payment on the expiration date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes in Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Corporate Bonds
Banking	$—	$49,537,428	$—	$49,537,428
Wireline	—	16,729,043	—	16,729,043
Electric	—	13,813,689	—	13,813,689
Pipelines	—	10,701,846	—	10,701,846
Life Insurance	—	8,641,175	—	8,641,175
Noncaptive-Diversified Finance	—	7,705,249	—	7,705,249
Media-Cable	—	7,489,139	—	7,489,139
Metals	—	6,847,517	—	6,847,517
Food/Beverage	—	6,414,181	—	6,414,181
Property & Casualty Insurance	—	5,850,491	—	5,850,491
Noncaptive-Consumer Finance	—	5,755,589	—	5,755,589
Technology	—	4,688,117	—	4,688,117
Integrated Energy	—	4,355,613	—	4,355,613
Independent Energy	—	3,921,956	—	3,921,956
REITS	—	3,771,727	—	3,771,727
Media-Noncable	—	3,705,617	—	3,705,617
Diversified Manufacturing	—	3,683,498	—	3,683,498
Retailers	—	3,276,192	—	3,276,192
Tobacco	—	3,232,298	—	3,232,298
Chemicals	—	2,959,881	—	2,959,881
Building Materials	—	2,562,093	—	2,562,093

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Corporate Bonds (Continued)
Paper	$—	$2,559,199	$—	$2,559,199
Oil Field Services	—	2,424,183	—	2,424,183
Health Care	—	2,384,355	—	2,384,355
Entertainment	—	2,126,107	—	2,126,107
Wireless	—	1,890,862	—	1,890,862
Collateralized Mortgage Obligation	—	1,743,498	—	1,743,498
Pharmaceuticals	—	1,549,728	—	1,549,728
Consumer Products	—	1,471,117	—	1,471,117
Environmental & Facilities Services	—	1,466,848	—	1,466,848
Health Insurance	—	1,354,332	—	1,354,332
Automotive	—	1,128,739	—	1,128,739
Home Construction	—	1,035,088	—	1,035,088
Restaurants	—	1,031,243	—	1,031,243
Railroads	—	933,657	—	933,657
Brokerage	—	920,590	—	920,590
Supermarkets	—	736,866	—	736,866
Packaging	—	416,000	—	416,000
United States Government Agency Obligations	—	8,138,010	—	8,138,010
Asset Backed Securities	—	331,060	—	331,060
Municipal Bond	—	247,516	—	247,516
Short-term Investments	—	8,318,861	—	8,318,861
Futures	992,869	—	—	992,869
Credit Default Swaps	—	2,750	—	2,750

Total Investments in an Asset Position	992,869	217,852,948	—	218,845,817

Investments in a Liability Position:
Futures	(196,400)	—	—	(196,400)
Interest Rate Swaps	—	(992,503)	—	(992,503)
Credit Default Swaps	—	(93,202)	—	(93,202)

Total Investments in a Liability Position	$(196,400)	$(1,085,705)	$—	$(1,282,105)

See Notes to Financial Statements

Van Kampen Bond Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $204,383,501)	$217,850,198
Cash	318
Receivables:
Interest	2,840,222
Variation Margin on Futures	103,625
Swap Contracts	2,303
Other	2,713

Total Assets	220,799,379

Liabilities:
Payables:
Investment Advisory Fee	78,300
Income Distributions	42,111
Other Affiliates	8,884
Other	3,954
Swap Contracts	1,085,258
Trustees’ Deferred Compensation and Retirement Plans	228,623
Accrued Expenses	113,490

Total Liabilities	1,560,620

Net Assets	$219,238,759

Net Asset Value Per Common Share ($219,238,759 divided by 11,326,219 shares outstanding)	$19.36

Net Assets Consist of:
Common Shares ($1.00 par value with 15,000,000 shares authorized, 11,326,219 shares issued and outstanding)	$11,326,219
Paid in Surplus	207,003,654
Net Unrealized Appreciation	13,160,530
Accumulated Undistributed Net Investment Income	(384,571)
Accumulated Net Realized Loss	(11,867,073)

Net Assets	$219,238,759

See Notes to Financial Statements

Van Kampen Bond Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended December 31, 2009 (Unaudited)

Investment Income:
Interest	$6,515,596
Other	180

Total Income	6,515,776

Expenses:
Investment Advisory Fee	455,986
Reports to Shareholders	38,934
Accounting and Administrative Expenses	37,976
Transfer Agent Fees	35,100
Professional Fees	30,349
Trustees’ Fees and Related Expenses	23,081
Custody	16,759
Registration Fees	9,936
Other	10,100

Total Expenses	658,221

Net Investment Income	$5,857,555

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$4,018,492
Futures	(1,088,087)
Swap Contracts	108,759

Net Realized Gain	3,039,164

Unrealized Appreciation/Depreciation:
Beginning of the Period	147,892

End of the Period:
Investments	13,466,697
Futures	796,469
Swap Contracts	(1,102,636)

13,160,530

Net Unrealized Appreciation During the Period	13,012,638

Net Realized and Unrealized Gain	$16,051,802

Net Increase in Net Assets from Operations	$21,909,357

See Notes to Financial Statements

Van Kampen Bond Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	December 31, 2009	June 30, 2009

From Investment Activities:
Operations:
Net Investment Income	$5,857,555	$10,689,248
Net Realized Gain/Loss	3,039,164	(4,188,353)
Net Unrealized Appreciation During the Period	13,012,638	1,673,676

Change in Net Assets from Operations	21,909,357	8,174,571

Distributions from Net Investment Income	(5,831,035)	(12,666,941)

Net Change in Net Assets from Investment Activities	16,078,322	(4,492,370)

From Capital Transactions:
Value of Common Shares Issued Through Dividend Reinvestment	174,444	140,312

Total Increase/Decrease in Net Assets	16,252,766	(4,352,058)
Net Assets:
Beginning of the Period	202,985,993	207,338,051

End of the Period (Including accumulated undistributed net investment income of $(384,571) and $(411,091), respectively)	$219,238,759	$202,985,993

See Notes to Financial Statements

Van Kampen Bond Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	December 31,	Year Ended June 30,
	2009	2009		2008		2007		2006	2005

Net Asset Value, Beginning of the Period	$17.94	$18.33		$18.70		$18.59		$19.69	$19.15

Net Investment Income	0.52 (a)	0.95	(a)	0.92	(a)	0.90	(a)	0.89 (a)	0.96
Net Realized and Unrealized Gain/Loss	1.42	(0.22)		(0.37)		0.15		(1.03)	0.60

Total from Investment Operations	1.94	0.73		0.55		1.05		(0.14)	1.56
Less Distributions from Net Investment Income	0.52	1.12		0.92		0.94		0.96	1.02

Net Asset Value, End of the Period	$19.36	$17.94		$18.33		$18.70		$18.59	$19.69

Common Share Market Price at End of the Period	$18.90	$17.12		$16.62		$16.84		$16.40	$17.80

Total Return (b)	13.39% *	10.29%		4.17%		8.38%		–2.59%	10.69%
Net Assets at End of the Period (In millions)	219.2	$203.0		$207.3		$211.4		$211.2	$223.8
Ratio of Expenses to Average Net Assets	0.61%	0.58%		0.61%		0.57%		0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets	5.40%	5.54%		4.82%		4.72%		4.61%	4.90%
Portfolio Turnover	38% *	59%		111%		188%		64%	61%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

See Notes to Financial Statements

Van Kampen Bond Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Bond Fund (the “Fund”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek interest income while conserving capital.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange traded securities), analysis of issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Credit default and interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in

Van Kampen Bond Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with its custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2009, there were no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Investment Income Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted over the expected life of each applicable security.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

Van Kampen Bond Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $14,867,930, which will expire according to the following schedule:

Amount	Expiration

$753,340	June 30, 2011
472,610	June 30, 2015
2,210,603	June 30, 2016
11,431,377	June 30, 2017

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$204,669,159

Gross tax unrealized appreciation	$14,024,731
Gross tax unrealized depreciation	(843,692)

Net tax unrealized appreciation on investments	$13,181,039

F. Distribution of Income and Gains The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.
The tax character of distributions paid during the year ended June 30, 2009 was as follows:

Distributions paid from:
Ordinary income	$12,709,428

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$151,225

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions.

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

Van Kampen Bond Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.42%
Over $500 million	0.35%

For the six months ended December 31, 2009, the Fund recognized expenses of approximately $10,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $9,400 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the six months ended December 31, 2009 and the year ended June 30, 2009, transactions in common shares were as follows:

	For the	For the
	Six Months Ended	Year Ended
	December 31, 2009	June 30, 2009

Beginning Shares	11,317,176	11,308,623
Shares Issued Through Dividend Reinvestment	9,043	8,553

Ending Shares	11,326,219	11,317,176

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $79,130,324 and $83,615,302 respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $0 and $1,683,505, respectively.

Van Kampen Bond Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

5. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. Securities of FNMA and FHLMC include those issued in principal only or interest only components. On September 7, 2008, FNMA and FHLMC were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. A Collateralized Mortgage Obligation (CMO) is a bond, which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments may have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate portfolio gains. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized

Van Kampen Bond Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.
Summarized below are specific types of derivative financial instruments used by the Fund.

A. Futures Contracts The Fund is subject to interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the six month period ended December 31, 2009 were as follows:

Contracts

Outstanding at June 30, 2009	426
Futures Opened	1,276
Futures Closed	(1,302)

Outstanding at December 31, 2009	400

B. Swap Contracts The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit

Van Kampen Bond Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

default swap contract. For the six months ended December 31, 2009, the average notional amounts of credit default swaps contracts entered into by the Fund acting as a buyer of protection was $3,185,000. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps, including inflation asset swaps, are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount except in the case of inflation asset swaps where the principal amount is periodically adjusted for inflation. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and

Van Kampen Bond Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. For the six months ended December 31, 2009, the average notional amount of interest rate swap contracts entered into by the Fund was $12,409,000.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of December 31, 2009.

	Asset Derivatives			Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest Rate Contracts	Variation Margin on Futures	$992,869	*	Variation Margin on Futures	$(196,400)*
	Swap Contracts	-0-		Swap Contracts	(992,503)

Credit Contracts	Swap Contracts	2,750		Swap Contracts	(93,202)

Total		$995,619			$(1,282,105)

*	Includes cumulative appreciation/depreciation of futures contracts as reported on the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

Van Kampen Bond Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended December 31, 2009.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Futures	Swap Contracts	Total

Interest Rate Contracts	$(1,088,087)	$28,736	$(1,059,351)
Credit Contracts	-0-	80,023	80,023

Total	$(1,088,087)	$108,759	$(979,328)

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Futures	Swap Contracts	Total

Interest Rate Contracts	$794,340	$51,562	$845,902
Credit Contracts	-0-	(577,237)	(577,237)

Total	$794,340	$(525,675)	$268,665

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. The transaction (the “Transaction”) includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved a new investment advisory agreement (which includes a master subadvisory agreement) with Invesco Advisers, Inc., a subsidiary of Invesco Ltd. The new advisory agreement for the Fund (the “Agreement”) is subject to shareholder approval. The Agreement will be presented to shareholders of the Fund at a special meeting of shareholders.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be

Van Kampen Bond Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Bond Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Trust Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Van Kampen Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

VBFSAN 02/10
IU10-00778P-Y12/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Bond Fund

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 18, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 18, 2010

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	February 18, 2010